     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 1999

                                                      REGISTRATION NO. 333-67203
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 5

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                       CYPRESS SEMICONDUCTOR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        DELAWARE                                                94-2885898
            (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER IDENTIFICATION NO.)
             INCORPORATION OR ORGANIZATION)

                            3901 NORTH FIRST STREET
                        SAN JOSE, CALIFORNIA 95134-1599
                                 (408) 943-2600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  T.J. RODGERS
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       CYPRESS SEMICONDUCTOR CORPORATION
                            3901 NORTH FIRST STREET
                        SAN JOSE, CALIFORNIA 95134-1599
                                 (408) 943-2600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:
                               JOHN A. FORE, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                               650 PAGE MILL ROAD
                          PALO ALTO, CALIFORNIA 94304
                                 (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEES
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
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                                                               PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES          AMOUNT TO BE       OFFERING PRICE PER      PROPOSED MAXIMUM             AMOUNT OF
TO BE REGISTERED                            REGISTERED             SHARE(4)         OFFERING PRICE(1)(2)      REGISTRATION FEE(3)
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Preferred Stock, $0.01 par value.....                                                        --                       --
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Common Stock, $0.01 par value........                                                        --                       --
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Debt Securities......................                                                        --                       --
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    Total Rule 415 Shelf.............                                                    273,996,250                76,171
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Common Stock, $0.01 par value(4).....       2,840,000              $9.15625             26,003,750(5)                7,229
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         Total.......................                                                   $300,000,000                $83,400
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

(1) Or (i) if any Debt Securities are issued as an original issue discount, such greater principal amount as shall result in an aggregate initial offering price equal to the amount to be registered or (ii) if any Debt Securities are issued with a principal amount denominated in a foreign currency or composite currency, such principal amount as shall result in an aggregate initial offering price equivalent thereto in United States dollars at the time of initial offering.
(2) These figures are estimates made solely for the purpose of calculating the registration fee pursuant to Rule 457(o) and, for the selling stockholder information, Rule 457(a). Exclusive of accrued interest, if any, on the Debt Securities.
(3) Registration fee previously paid.
(4) Represents shares to be sold by selling stockholders.
(5) Based on the average of the high and low sale prices of the Registrant's Common Stock as reported on the New York Stock Exchange on March 26, 1999.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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


PURPOSE OF THE AMENDMENT:



     The purpose of this amendment is to file the following four exhibits to
Part II: Exhibit 5.1 and Exhibit 5.2, legal opinions of Wilson Sonsini Goodrich & Rosati, a professional corporation, Exhibit 23.1, Consent of Independent Accountants and Exhibit 23.3, a Consent of Independent Accountants.


                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 16. EXHIBITS


     The following exhibits are filed herewith or incorporated by reference herein:


EXHIBIT
NUMBER                          EXHIBIT TITLE
-------                         -------------
   1.1   Form of Underwriting Agreement (Common Stock).**
   1.2   Form of Underwriting Agreement (Convertible Securities).*
   1.3   Form of Underwriting Agreement (Debt Securities).*
   1.4   Form of Underwriting Agreement (Preferred Stock).*
   3.1   (i) Restated Certificate of Incorporation, as amended.(1)
         (ii) Certificate of Amendment of Restated Certificate of
              Incorporation, as amended.(2)
         (iii) Bylaws, as amended.(1)
   4.1   Form of Senior Indenture.**
   4.2   Form of Subordinated Indenture.**
   4.3   Form of Senior Debt Security (included in Exhibit 4.1).**
   4.4   Form of Subordinated Debt Security (included in Exhibit
         4.2).**
   4.5   Specimen of stock certificate of Cypress Semiconductor
         Corporation's Common Stock.(1)
   5.1   Opinion of Wilson Sonsini Goodrich & Rosati, Professional
         Corporation.
   5.2   Opinion of Wilson Sonsini Goodrich & Rosati, Professional
         Corporation.
  10.1   Registration Rights Agreement, dated March 29, 1999, by and between Cypress Semiconductor Corporation and UBS AG, London
              Branch.**
  10.2   Registration Rights Agreement, dated March 29, 1999, by and between Cypress Semiconductor Corporation and Deutsche Bank
              Securities Inc.**
  12.1   Computation of Ratios of Earnings to Fixed Charges.**
  23.1   Consent of PricewaterhouseCoopers LLP, Independent
              Accountants.
  23.2   Consent of Wilson Sonsini Goodrich & Rosati, Professional
         Corporation (included in Exhibit 5.1).
  23.3   Consent of Ernst & Young LLP, Independent Auditors.
  23.4   Consent of Wilson Sonsini Goodrich & Rosati, Professional
         Corporation (included in Exhibit 5.2).
  24.1   Power of Attorney of certain directors and officers of
         Cypress Semiconductor Corporation (see page II-5 of initial filing of this Form S-3).**
  25.1   Form T-1 Statement of Eligibility of Trustee for Senior
         Indenture under the Trust Indenture Act of 1939.**
  25.2   Form T-1 Statement of Eligibility of Trustee for
         Subordinated Indenture under the Trust Indenture Act of
              1939.**


---------------
  * To be filed by amendment or by a report on Form 8-K pursuant to section 601 of Regulation S-K.

 ** Previously filed.

(1) Incorporated by reference to our registration statement on Form S-1 (No. 33-12153) which became effective on March 4, 1987.


(2) Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 28, 1992.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on March 29, 1999.

                                          CYPRESS SEMICONDUCTOR CORPORATION

                                          By: /s/     T. J. RODGERS
                                            ------------------------------------
                                                       T. J. Rodgers
                                               President and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                          NAME                                        TITLE                   DATE
                          ----                                        -----                   ----

                   /s/ T. J. RODGERS                      President and Chief Executive  March 29, 1999
--------------------------------------------------------             Officer
                     T. J. Rodgers

                 /s/ EMMANUEL HERNANDEZ                   Chief Financial Officer, Vice  March 29, 1999
--------------------------------------------------------     President, Finance and
                   Emmanuel Hernandez                       Administration (Principal
                                                            Financial and Accounting
                                                                    Officer)

                           *                                Chairman of the Board of     March 29, 1999
--------------------------------------------------------            Directors
                    Eric A. Benhamou

                           *                                        Director             March 29, 1999
--------------------------------------------------------
                     Fred B. Bialek

                           *                                        Director             March 29, 1999
--------------------------------------------------------
                     John C. Lewis

                           *                                        Director             March 29, 1999
--------------------------------------------------------
                    Alan F. Shugart

*By: /s/   EMMANUEL HERNANDEZ
     ---------------------------------
            Emmanuel Hernandez,
             Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                EXHIBIT TITLE
-------                               -------------
1.1            Form of Underwriting Agreement (Common Stock).**
1.2            Form of Underwriting Agreement (Convertible Securities).*
1.3            Form of Underwriting Agreement (Debt Securities).*
1.4            Form of Underwriting Agreement (Preferred Stock).*
3.1 (i)        Restated Certificate of Incorporation, as amended.(1)
    (ii)       Certificate of Amendment of Restated Certificate of
               Incorporation, as amended.(2)
    (iii)      Bylaws, as amended.(1)
4.1            Form of Senior Indenture.**
4.2            Form of Subordinated Indenture.**
4.3            Form of Senior Debt Security (included in Exhibit 4.1).**
4.4            Form of Subordinated Debt Security (included in Exhibit
               4.2).**
4.5            Specimen of stock certificate of Cypress Semiconductor
               Corporation's Common Stock.(1)**
5.1            Opinion of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation.
5.1            Opinion of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation.
10.1           Registration Rights Agreement, dated March 29, 1999, by and between Cypress Semiconductor Corporation and UBS AG, London
               Branch.**
10.2           Registration Rights Agreement, dated March 29, 1999, by and between Cypress Semiconductor Corporation and Deutsche Bank
               Securities Inc.**
12.1           Computation of Ratios of Earnings to Fixed Charges.**
23.1           Consent of PricewaterhouseCoopers LLP, Independent
               Accountants.
23.2           Consent of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation (included in Exhibit 5.1).
23.3           Consent of Ernst & Young LLP, Independent Auditors.
23.4           Consent of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation (included in Exhibit 5.2).
24.1           Power of Attorney of certain directors and officers of
               Cypress Semiconductor Corporation (see page II-5 of initial filing of this Form S-3).**
25.1           Form T-1 Statement of Eligibility of Trustee for Senior
               Indenture under the Trust Indenture Act of 1939.**
25.2           Form T-1 Statement of Eligibility of Trustee for
               Subordinated Indenture under the Trust Indenture Act of
               1939.**


---------------
 * To be filed by amendment or by a report on Form 8-K pursuant to Section 601 of Regulation S-K.

**  Previously filed.

(1) Incorporated by reference to our registration statement on Form S-1 (No. 33-12153) which became effective on March 4, 1987.

(2) Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 28, 1992.